EARNINGS RELEASE

FOR IMMEDIATE RELEASE

Contact: William J. Wagner, President and CEO (814) 726-2140
                  William W. Harvey, Vice President, Finance (814) 726-2140

Northwest Bancorp, Inc. Announces Increased Earnings and Declares Dividend

Warren, Pennsylvania January 31, 2002

Northwest Bancorp, Inc. (NASDAQ: NWSB) announced net income for the quarter ended December 31, 2001 of $7.8 million, or $.16 per share, which resulted in an annualized return on average shareholders' equity of 10.71%. These figures compare favorably to the same period the previous year when net income was $6.4 million, or $.14 per share and return on equity was 10.02%. The Company's year-end is June 30 and the figures currently released are for its second fiscal quarter.

Net income for the six months ended December 31, 2001 was $17.2 million (after the restatement described below), or $.36 per share, which resulted in an annualized return on average shareholders' equity of 12.09%. These figures also compare favorably to the first six months of the preceding fiscal year when net income was $13.2 million, or $.28 per share and return on equity was 10.43%. The Company made note that income in the current six month period was favorably impacted by a cumulative accounting change of $2.2 million, or $.05 per share, relating to the recognition of negative goodwill, which resulted from the adoption of Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets".

The Company further noted that it has restated its earnings for the quarter ended September 30, 2001 to $9.4 million from $10.4 million as previously released. This restatement is a result of the Company's further consideration of its adoption of FASB Statement No. 142 in light of an Action Alert issued by the Financial Accounting Standards Board (FASB) in which it "affirmed that paragraph 5 of FASB Statement No. 72, Accounting for Certain Acquisitions of Banking or Thrift Institutions, applies to all acquisitions of financial institutions (or branches thereof) whether `troubled' or not, in which the fair value of the liabilities assumed exceeds the fair value of tangible and intangible assets acquired." As a result, the Company resumed amortization for the intangibles which meet the requirements of FASB Statement No. 72. It was further noted, however, that the Financial Accounting Standards Board has decided to undertake a limited-scope project to reconsider part of the guidance in Statement No. 72 and the Company will continue to monitor any developments as this issue evolves.

         The Company was pleased to announce that it had attained another milestone during the quarter when assets surpassed $4 billion. Since its initial public offering in November 1994, the Company's assets have grown by $2.6 billion, or approximately 175%.

         The Company's Board of Directors declared a quarterly dividend of $.06 per share to shareholders of record on January 31, 2002 to be paid on February 15, 2002. This represents the twenty-ninth consecutive quarter that the Company has paid a dividend since completing its initial public offering in 1994.

         During the current quarter the Company completed the acquisition of full-service offices located in the Pennsylvania communities of Washington, Ebensburg, Emporium and Johnsonburg. These acquisitions added deposits of approximately $85 million and loans of approximately $22 million. The Company also reported that progress continues with the previously announced acquisition of Leeds Federal Bankshares, Inc. which is headquartered in Arbutus, Maryland. Leeds Federal Bankshares, Inc., through its subsidiary Leeds Federal Savings Bank, operates two offices in the Baltimore suburbs with assets of almost $400 million. This acquisition, which is subject to approval by the Office of Thrift Supervision, is expected to be completed in the first half of 2002.

         In addition, during the current quarter the Company issued $99 million of Trust Preferred Securities in two separate offerings. The Company expects to use the net proceeds from these offerings for general corporate purposes including the support of future growth and the payment of common stock dividends.

         Northwest Bancorp, Inc. is headquartered in Warren, Pennsylvania and currently operates 114 banking locations in Pennsylvania and 4 banking locations in Ohio through its subsidiary, Northwest Savings Bank. In addition, it operates 5 banking locations in southern New York through its subsidiary, Jamestown Savings Bank. The Company also operates Northwest Consumer Discount Company with 45 consumer finance offices located throughout Pennsylvania and two consumer finance office in New York.

         Additional information regarding Northwest Bancorp, Inc. can be accessed on-line at www.nwsb.com.

 ................................................................................

In addition to historical information, this release may contain certain forward-looking statements that are based on assumptions and information currently available to management. These forward-looking statements are subject to various risks and uncertainties including, but not limited to, economic, regulatory, competitive and other factors affecting the company and its operations. Readers are cautioned not to place undue reliance on these forward-looking statements as actual results may differ materially from those expressed or implied. Management has no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this release

                                             NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                                    CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (UNAUDITED)
                                         (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                            DECEMBER 31,          SEPTEMBER 30,        JUNE 30,
                              ASSETS                                          2001               2001 (restated)         2001
--------------------------------------------------------------------    -----------------     -----------------     ---------------
CASH AND CASH EQUIVALENTS                                             $           47,986                65,774              50,958
INTEREST-EARNING DEPOSITS IN OTHER FINANCIAL
    INSTITUTIONS                                                                 127,245                87,424              45,008
MARKETABLE SECURITIES AVAILABLE-FOR-SALE (AMORTIZED
    COST OF $423,297, $413,137 AND $386,689)                                     429,569               421,417             391,579
MARKETABLE SECURITIES HELD-TO-MATURITY (MARKET
    VALUE OF $377,155, $331,251 AND $333,372)                                    383,430               336,390             339,331
-----------------------------------------------------------------------------------------     -----------------     ---------------
         TOTAL CASH, INTEREST-EARNING DEPOSITS AND
         MARKETABLE SECURITIES                                                   988,230               911,005             826,876

MORTGAGE LOANS - 1 TO 4 FAMILY                                                 2,007,035             1,983,917           1,962,695
REAL ESTATE LOANS - OTHER                                                        278,605               259,205             249,049
CONSUMER LOANS                                                                   594,904               589,430             575,343
COMMERCIAL LOANS                                                                  87,887                79,554              89,784
                                                                        -----------------     -----------------     ---------------
    TOTAL LOANS RECEIVABLE                                                     2,968,431             2,912,106           2,876,871
ALLOWANCE FOR LOAN LOSSES                                                        (21,299)              (20,740)            (20,290)
                                                                        -----------------     -----------------     ---------------
    LOANS RECEIVABLE, NET                                                      2,947,132             2,891,366           2,856,581

FEDERAL HOME LOAN BANK STOCK, AT COST                                             22,499                22,499              22,499
ACCRUED INTEREST RECEIVABLE                                                       18,587                19,434              18,795
REAL ESTATE OWNED, NET                                                             3,636                 3,550               3,697
PREMISES AND EQUIPMENT, NET                                                       52,332                48,719              46,767
OTHER INTANGIBLE ASSETS                                                           59,312                53,264              55,012
GOODWILL                                                                          11,268                11,268               9,031
OTHER ASSETS                                                                      18,297                10,296              13,573
                                                                        -----------------     -----------------     ---------------
    TOTAL ASSETS                                                      $        4,121,293             3,971,401           3,852,831
                                                                        =================     =================     ===============


               LIABILITIES AND SHAREHOLDERS' EQUITY
--------------------------------------------------------------------
LIABILITIES:
    NONINTEREST-BEARING DEMAND DEPOSITS                               $          163,049               151,386             144,246
    INTEREST-BEARING DEMAND DEPOSITS                                             406,780               387,144             378,334
    SAVINGS DEPOSITS                                                             851,510               720,678             663,251
    TIME DEPOSITS                                                              2,023,576             2,135,084           2,079,109
                                                                        -----------------     -----------------     ---------------
        TOTAL DEPOSITS                                                         3,444,915             3,394,292           3,264,940

    BORROWED FUNDS                                                               254,141               266,415             276,212
    ADVANCES BY BORROWERS FOR TAXES AND INSURANCE                                 17,684                 9,803              21,832
    ACCRUED INTEREST PAYABLE                                                       3,395                 3,790               3,720
    OTHER LIABILITIES                                                              9,637                10,456              10,414
                                                                        -----------------     -----------------     ---------------
        TOTAL LIABILITIES                                                      3,729,772             3,684,756           3,577,118

GUARANTEED PREFERRED BENEFICIAL INTERESTS IN THE COMPANY'S
    JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURES                            99,000                     0                   0

SHAREHOLDERS' EQUITY:
    COMMON STOCK, $.10 PAR VALUE: 100,000,000 SHARES
        AUTHORIZED, 47,488,832, 47,434,402 AND 47,426,755 ISSUED
        AND OUTSTANDING, RESPECTIVELY                                              4,749                 4,743               4,743
    PAID-IN CAPITAL                                                               71,460                71,321              71,283
    RETAINED EARNINGS                                                            212,292               205,256             196,566
    ACCUMULATED OTHER COMPREHENSIVE INCOME:
        NET UNREALIZED GAIN/(LOSS) ON SECURITIES AVAILABLE-
        FOR-SALE, NET OF INCOME TAXES                                              4,077                 5,382               3,178
    UNEARNED RECOGNITION AND RETENTION PLAN SHARES                                   (57)                  (57)                (57)
                                                                        -----------------     -----------------     ---------------
                                                                                 292,521               286,645             275,713
                                                                        -----------------     -----------------     ---------------
        TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    $        4,121,293             3,971,401           3,852,831
                                                                        =================     =================     ===============


                         EQUITY TO ASSETS                                          7.10%                 7.22%               7.16%
                       TIER I LEVERAGE RATIO                                       7.98%                 5.63%               5.52%
                       BOOK VALUE PER SHARE                                         6.16                  6.04                5.81
                       CLOSING MARKET PRICE                                       11.440                10.010              10.500
                       FULL TIME EQUIVALENTS                                       1,349                 1,302               1,290
                         NUMBER OF OFFICES                                           123                   119                 118


                                                           NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                                                      CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                                                   (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                            THREE MONTHS ENDED                   SIX MONTHS ENDED
                                                                       DECEMBER 31,          SEPTEMBER 30,         DECEMBER 31,
                                                                    2001         2000       2001 (restated)      2001        2000
                                                                 -----------  ------------ ---------------    ----------- ----------
INTEREST INCOME:
    LOANS RECEIVABLE                                           $     56,702        55,754       57,273           113,975     108,763
    MORTGAGE-BACKED SECURITIES                                        6,478         7,375        7,317            13,795      14,635
    TAXABLE INVESTMENT SECURITIES                                     3,137         2,926        2,941             6,078       5,731
    TAX-FREE INVESTMENT SECURITIES                                    1,455         1,255        1,416             2,871       2,335
    INTEREST-EARNING DEPOSITS                                           885           189          710             1,595         301
                                                                 -----------  ------------ ---------------    ----------- ----------
            TOTAL INTEREST INCOME                                    68,657        67,499       69,657           138,314     131,765

INTEREST EXPENSE:
    DEPOSITS                                                         34,249        35,043       37,539            71,788      67,473
    BORROWED FUNDS                                                    3,982         4,719        3,663             7,645       8,724
                                                                 -----------  ------------ ---------------    ----------- ----------
            TOTAL INTEREST EXPENSE                                   38,231        39,762       41,202            79,433      76,197

            NET INTEREST INCOME                                      30,426        27,737       28,455            58,881      55,568
PROVISION FOR LOAN LOSSES                                             1,473         1,135        1,418             2,891       2,430
----------------------------------------------------------------------------  ------------ ---------------    ----------- ----------
            NET INTEREST INCOME AFTER PROVISION
            FOR LOAN LOSSES                                          28,953        26,602       27,037            55,990      53,138

NONINTEREST INCOME:
    LOAN FEES AND SERVICE CHARGES                                       557           450          483             1,040         708
    SERVICE CHARGES ON DEPOSIT ACCOUNTS                               2,515         2,030        2,403             4,918       4,013
    GAIN ON SALE OF MARKETABLE SECURITIES, NET                            0             0           30                30           0
    GAIN (LOSS) ON SALE OF LOANS, NET                                   362           252          103               465         309
    GAIN ON SALE OF REAL ESTATE OWNED, NET                              126           (40)         328               454        (28)
    INSURANCE COMMISSION INCOME                                         342           479          464               806       1,045
    TRUST INCOME                                                        468            82          457               925         159
    OTHER OPERATING INCOME                                              387           207          395               782         452
                                                                 -----------  ------------ ---------------    ----------- ----------
            TOTAL NONINTEREST INCOME                                  4,757         3,460        4,663             9,420       6,658

NONINTEREST EXPENSE:
    COMPENSATION AND EMPLOYEE BENEFITS                               12,016        10,615       11,330            23,346      21,347
    PREMISES AND OCCUPANCY COSTS                                      2,890         2,512        2,788             5,678       4,943
    OFFICE OPERATIONS                                                 1,798         1,553        1,643             3,441       2,757
    PROCESSING EXPENSES                                               1,697         1,668        1,688             3,385       3,165
    AMORTIZATION OF INTANGIBLES                                       1,753         1,826        1,706             3,459       3,398
    OTHER EXPENSES                                                    2,553         2,266        2,341             4,894       4,245
                                                                 -----------  ------------ ---------------    ----------- ----------
            TOTAL NONINTEREST EXPENSE                                22,707        20,440       21,496            44,203      39,855

            INCOME BEFORE INCOME TAXES AND
                CUMULATIVE EFFECT OF ACCOUNTING CHANGE               11,003         9,622       10,204            21,207      19,941
            FEDERAL AND STATE INCOME TAXES                            3,242         3,179        3,026             6,268       6,708
----------------------------------------------------------------------------  ------------ ---------------    ----------- ----------
            INCOME BEFORE CUMULATIVE EFFECT OF
                ACCOUNTING CHANGE                                     7,761         6,443        7,178            14,939      13,233
            CUMULATIVE EFFECT OF ACCOUNTING CHANGE                        0             0        2,237             2,237           0
                                                                 -----------  ------------ ---------------    ----------- ----------
                    NET INCOME                                $       7,761         6,443        9,415            17,176      13,233
                                                                 ===========  ============ ===============    =========== ==========

BASIC AND DILUTED PER SHARE AMOUNTS:
    INCOME BEFORE CUMULATIVE EFFECT OF                                $0.16         $0.14        $0.15             $0.31       $0.28
        ACCOUNTING CHANGE
    CUMULATIVE EFFECT OF ACCOUNTING CHANGE                            $0.00         $0.00        $0.05             $0.05       $0.00
                                                                 -----------  ------------ ---------------    ----------- ----------
    NET INCOME                                                        $0.16         $0.14        $0.20             $0.36       $0.28

RETURN ON AVERAGE EQUITY                                             10.71%        10.02%       13.46%            12.09%      10.43%
RETURN ON AVERAGE ASSETS                                              0.77%         0.73%        0.97%             0.87%       0.76%

BASIC COMMON SHARES OUTSTANDING                                  47,448,433    47,380,731   47,432,161        47,440,297  47,374,885
DILUTED COMMON SHARES OUTSTANDING                                47,908,974    47,682,055   47,905,311        47,907,142  47,657,491

SUPPLEMENTAL DISCLOSURE:
    GAAP Net Income                                                  $7,761        $6,443       $9,415           $17,176     $13,233
    Amortization of Intangibles (net of tax)                         $1,052        $1,195       $1,024            $2,075      $2,239
    Cumulative Effect of Accounting Change                               $0            $0      ($2,237)          ($2,237)         $0
                                                                 -----------  ------------ ------------       ----------- ----------
    Cash Net Income                                                  $8,813        $7,638       $8,202           $17,014     $15,472
    Cash Earnings Per Share                                           $0.18         $0.16        $0.17             $0.36       $0.33



                                                             NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                                                               SUPPLEMENTARY DATA (UNAUDITED)
                                                                  (DOLLARS IN THOUSANDS)


                                             THREE MONTHS                 SIX MONTHS
                                          ENDED DECEMBER 31,          ENDED DECEMBER 31,
                                          2001          2000          2001          2000
                                       ------------  -----------   ------------  ------------
ALLOWANCE FOR LOAN LOSSES:
    BEGINNING BALANCE                $      20,740       18,775         20,290        18,260
    PROVISION                                1,473        1,135          2,891         2,430
    CHARGE-OFFS                             (1,020)        (775)        (2,054)       (1,661)
    RECOVERIES                                 106          144            172           250
                                       ------------  -----------   ------------  ------------
    ENDING BALANCE                   $      21,299       19,279         21,299        19,279

NET CHARGE-OFFS TO
AVERAGE LOANS, ANNUALIZED                     0.13%        0.09%          0.13%         0.11%


                                             DECEMBER 31                    JUNE 30
                                          2001          2000          2001          2000
                                       ------------  -----------   ------------  ------------
NON-PERFORMING LOANS                 $      18,030       12,014         17,635        10,260
REAL ESTATE OWNED, NET                       3,636        2,551          3,697         2,144
                                       ------------  -----------   ------------  ------------
NON-PERFORMING ASSETS                $      21,666       14,565         21,332        12,404

NON-PERFORMING LOANS TO
    TOTAL LOANS                              0.61%        0.44%          0.61%         0.40%
NON-PERFORMING ASSETS TO
    TOTAL ASSETS                             0.53%        0.40%          0.55%         0.36%
ALLOWANCE FOR LOAN LOSSES TO
    TOTAL LOANS                              0.72%        0.70%          0.74%         0.75%
ALLOWANCE FOR LOAN LOSSES TO
    NON-PERFORMING LOANS                   118.13%      160.47%        120.78%       187.90%






                              Average Balance Sheet
                             (Dollars in Thousands)

The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using monthly averages.

                                                                 Three Months Ended December 31,
                                                                2001                            2000
----------------------------------------- ------------- ------------ --------- ---------------- ----------- -----------
                                            AVERAGE.     INTEREST    AVG       AVERAGE BALANCE   INTEREST   AVG.
                                            BALANCE                  YIELD/                                 YIELD
                                                                       COST                                   /COST
----------------------------------------- ------------- ------------ --------- ---------------- ----------- -----------
ASSETS:
-------
Interest earning assets:
  Loans receivable (a) (b)                  $2,906,042      $56,702     7.80%       $2,684,217     $55,754       8.31%
  Mortgage-backed securities (c)              $509,799       $6,478     5.08%         $429,005      $7,375       6.88%
  Investment securities (c) (d) (e)           $256,170       $5,016     7.83%         $227,289      $4,440       7.81%
  FHLB stock                                   $22,499         $326     5.80%          $21,269        $388       7.30%
  Other interest earning deposits             $115,578         $885     3.06%          $13,621        $189       5.55%
                                              --------         ----     -----          -------        ----       -----
Total interest earning assets               $3,810,088      $69,407     7.29%       $3,375,401     $68,146       8.08%
Noninterest earning assets (f)                $208,900                                $159,263
                                              --------                                --------
TOTAL ASSETS                                $4,018,988                              $3,534,664
                                            ==========                              ==========

LIABILITIES AND SHAREHOLDERS' EQUITY:
-------------------------------------
Interest bearing liabilities:
  Savings accounts                            $499,291       $3,558     2.85%         $413,358      $3,298       3.19%
  Now accounts                                $380,840       $1,168     1.23%         $345,128      $1,168       1.35%
  Money market demand accounts                $282,949       $2,060     2.91%         $183,207      $1,740       3.80%
  Certificate accounts                      $2,085,290      $27,463     5.27%       $1,869,122     $28,837       6.17%
  Borrowed funds (g)                          $251,605       $3,420     5.44%         $301,952      $4,719       6.25%
  Guaranteed preferred beneficial
interests in the                               $28,945         $562     7.77%               $0          $0       0.00%
                                               -------         ----     -----               --          --       -----
  Company's junior subordinated
debentures
Total interest bearing liabilities          $3,528,920      $38,231     4.33%       $3,112,767     $39,762       5.11%
Noninterest bearing liabilities               $200,315                                $164,619
                                              --------                                --------
Total liabilities                           $3,729,235                              $3,277,386
Shareholders' equity                          $289,753                                $257,278
                                              --------                                --------
TOTAL LIABILITIES AND  EQUITY               $4,018,988                              $3,534,664
                                            ==========                              ==========

Net interest income/Interest rate spread                    $31,176     2.96%                      $28,384       2.97%
Net interest earning assets/Net               $281,168                  3.27%         $262,634                   3.36%
interest margin
Ratio of interest earning assets to
 interest bearing liabilities                   1.08 X                                  1.08 X
----------------------------------------- ------------- ------------ --------- ---------------- ----------- -----------

(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b) Interest income includes accretion/amortization of deferred loan fees/expenses.
(c) Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.
(d) Interest income on tax-free investment securities is presented on a taxable equivalent basis.
(e) Average balances include FNMA and FHLMC stock.
(f) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale.
(g) Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings.

                              Average Balance Sheet
                             (Dollars in Thousands)

The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using monthly averages.

                                                                       Six Months Ended, December 31,

                                                                2001                              2000
----------------------------------------- ------------- ------------ --------- ---------------- ----------- -----------
                                            AVERAGE.     INTEREST    AVG       AVERAGE BALANCE   INTEREST   AVG.
                                            BALANCE                  YIELD/                                 YIELD
                                                                       COST                                   /COST
----------------------------------------- ------------- ------------ --------- ---------------- ----------- -----------
ASSETS:
-------
Interest earning assets:
  Loans receivable (a) (b)                  $2,886,359     $113,975     7.90%       $2,634,813    $108,763       8.26%
  Mortgage-backed securities (c)              $508,143      $13,795     5.43%         $427,684     $14,635       6.84%
  Investment securities (c) (d) (e)           $240,132       $9,719     8.09%         $220,487      $8,494       7.70%
  FHLB stock                                   $22,499         $709     6.30%          $21,269        $775       7.29%
  Other interest earning deposits              $80,096       $1,595     3.98%          $13,422        $301       4.49%
                                               -------       ------     -----          -------        ----       -----
Total interest earning assets               $3,737,229     $139,793     7.48%       $3,317,675    $132,968       8.02%
Noninterest earning assets (f)                $208,187                                $152,200
                                              --------                                --------
TOTAL ASSETS                                $3,945,416                              $3,469,875
                                            ==========                              ==========

LIABILITIES AND SHAREHOLDERS' EQUITY:
-------------------------------------
Interest bearing liabilities:
  Savings accounts                            $476,993       $7,244     3.04%         $419,735      $6,716       3.20%
  Now accounts                                $381,937       $2,346     1.23%         $341,473      $2,224       1.30%
  Money market demand accounts                $249,438       $4,194     3.36%         $182,563      $3,370       3.69%
  Certificate accounts                      $2,082,786      $58,004     5.57%       $1,839,396     $55,163       6.00%
  Borrowed funds (g)                          $263,715       $7,083     5.37%         $275,267      $8,724       6.34%
  Guaranteed preferred beneficial
interests in the                               $14,473         $562     7.77%               $0          $0       0.00%
                                               -------         ----     -----               --          --       -----
  Company's junior subordinated
debentures
Total interest bearing liabilities          $3,469,342      $79,433     4.58%       $3,058,434     $76,197       4.98%
Noninterest bearing liabilities               $191,984                                $157,735
                                              --------                                --------
Total liabilities                           $3,661,326                              $3,216,169
Shareholders' equity                          $284,090                                $253,706
                                              --------                                --------
TOTAL LIABILITIES AND  EQUITY               $3,945,416                              $3,469,875
                                            ==========                              ==========

Net interest income/Interest rate spread                    $60,360     2.90%                      $56,771       3.03%
Net interest earning assets/Net               $267,887                  3.23%         $259,241                   3.42%
interest margin
Ratio of interest earning assets to
 interest bearing liabilities                   1.08 X                                  1.08 X
----------------------------------------- ------------- ------------ --------- ---------------- ----------- -----------

(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b) Interest income includes accretion/amortization of deferred loan fees/expenses.
(c) Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.
(d) Interest income on tax-free investment securities is presented on a taxable equivalent basis.
(e) Average balances include FNMA and FHLMC stock.
(f) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale.
(g) Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings.